UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2007
Discover Card Master Trust I
(Exact name of issuing entity as specified in charter)
Discover Bank
(Exact name of sponsor and depositor as specified in charter)

Delaware	000-23108	51-0020270

(State of Organization)	(Commission File Number)	(IRS Employer Identification No.)

c/o Discover Bank 12 Read’s Way New Castle, Delaware	19720

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code: (302) 323-7434
Former name or former address, if changed since last report: Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Exhibits
SIGNATURES
INDEX TO EXHIBITS
Series Supplement
Credit Enhancement Agreement

Item 8.01 Other Events
          Series 2007-2. On April 4, 2007, $750,000,000 aggregate principal amount of Series 2007-2 Floating Rate Class A Credit Card Pass-Through Certificates and $39,474,000 aggregate principal amount of Series 2007-2 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, and the Series Supplement for Series 2007-2, dated as of April 4, 2007, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.
Item 9.01 Exhibits

Exhibit No.	Description

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	First Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of January 4, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.1 to Discover Card Master Trust I’s Current Report on Form 8-K filed on January 9, 2006).

Exhibit 4.3	Second Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of March 30, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.3 to Discover Card Master Trust I’s Pre-Effective Amendment to Registration Statement on Form S-3 filed on March 30, 2006).

Exhibit 4.4	Series Supplement with respect to Series 2007-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of April 4, 2007.

Exhibit No.	Description

Exhibit 4.5	Credit Enhancement Agreement to Discover Card Master Trust I Series 2007-2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 4, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank (as Depositor of Discover Card Master Trust I)
Date: April 4, 2007	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit 4.1	Amended and Restated Pooling and Servicing Agreement, dated as of November 3, 2004, as amended, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.2 to Discover Card Master Trust I’s Current Report on Form 8-K filed on October 29, 2004).

Exhibit 4.2	First Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of January 4, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.1 to Discover Card Master Trust I’s Current Report on Form 8-K filed on January 9, 2006).

Exhibit 4.3	Second Amendment to Amended and Restated Pooling and Servicing Agreement, dated as of March 30, 2006, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee (incorporated by reference to Exhibit 4.3 to Discover Card Master Trust I’s Pre-Effective Amendment to Registration Statement on Form S-3 filed on March 30, 2006).

Exhibit 4.4	Series Supplement with respect to Series 2007-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of April 4, 2007.

Exhibit 4.5	Credit Enhancement Agreement to Discover Card Master Trust I Series 2007-2 among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of April 4, 2007.